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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 13, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

          DELAWARE                       1-09335                  36-2545354
(State or other jurisdiction    (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)

             1695 RIVER ROAD
             DES PLAINES, IL                                 60018
 (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Schawk, Inc.'s press release dated January 13, 2004 announcing the completion of its acquisition of Pixxon, Inc.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SCHAWK, INC.


Date:  January 13, 2004            By:  /s/ A. Alex Sarkisian
                                      -----------------------
                                        A. Alex Sarkisian
                                        Executive Vice President and Corporate
                                         Secretary


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                                INDEX TO EXHIBITS

   Exhibit
   -------

     99.1       Press Release dated January 13, 2004.